UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 13, 2007

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On April 13, 2007, ViroPharma Incorporated presented additional data from a Phase 1b study of HCV-796 at the 42nd Annual Meeting of the European Association for the Study of the Liver (EASL). A copy of the press release related to the presentation is set forth as Exhibit 99.1 attached hereto.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)

Exhibit No.	Description
99.1	Press release dated April 13, 2007 announcing data related to HCV-796 presented at EASL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: April 16, 2007	By:	/s/ Thomas F. Doyle
Thomas F. Doyle Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description
99.1	Press release dated April 13, 2007 announcing data related to HCV-796 presented at EASL.